UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 1, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 1-7275                                   47-0248710
         (Commission File Number)           (IRS Employer Identification No.)

             One ConAgra Drive
             Omaha, NE                                          68102
     (Address of Principal Executive Offices)                 (Zip Code)

                                 (402) 595-4000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03 Amendments to Articles of Incorporation or Bylaws

     At the meeting of the board of directors of ConAgra Foods held on December 1, 2005, the directors approved a restatement of the Certificate of Incorporation. The restatement does not amend any provisions of the Certificate of Incorporation and includes only provisions currently in effect pursuant to
Section 245 of the Delaware General Corporation Law. The board also amended the company's bylaws to conform bylaw provisions to reflect current Delaware law and revise bylaw provisions relating to officers to conform to current ConAgra Foods procedures. Such amendments effected changes to bylaw provisions on: (a) stockholder addresses; (b) record dates; (c) voting and quorum matters; (d) conduct of stockholder meetings; (e) director electronic consents; (f) company officers; (g) share certificates; (h) fractional share transfers; and (i) indemnification.

     Copies of the restated Certificate of Incorporation as filed with the Delaware Secretary of State and the bylaws, as amended, are attached as exhibits and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

         Exhibit 3.1      Restated Certificate of Incorporation of ConAgra Foods

         Exhibit 3.2      Bylaws of ConAgra Foods, as amended

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONAGRA FOODS, INC.


Date:  December 2, 2005            By:   /s/  Owen C. Johnson
                                       Name:   Owen C. Johnson
                                       Title:  Executive Vice President,
                                               Organization & Administration
                                               and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit         Description                                           Page No.


Exhibit 3.1     Restated Certificate of Incorporation of ConAgra Foods...

Exhibit 3.2     Bylaws of ConAgra Foods..................................